                                                                    EXHIBIT 23.1
                                                  CONSENT OF ARTHUR ANDERSEN LLP

                              ARTHUR ANDERSEN LLP







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 30, 1997 included in Eagle Bancshares, Inc.'s 1997 annual report to shareholders and incorporated by reference in Eagle Bancshares, Inc.'s Form 10-K for the year ended March 31, 1997 and to all references to our firm included in this registration statement.

ARTHUR ANDERSEN LLP






April 2, 1998
Atlanta, Georgia